SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 3, 2004

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number

1-8788	SIERRA PACIFIC RESOURCES	88-0198358
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

1-4698	NEVADA POWER COMPANY	88-0045330
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-508	SIERRA PACIFIC POWER COMPANY	88-0044418
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None
(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Signatures

Item 5. Other Events

     The 2004 Annual Meeting of the Stockholders of Sierra Pacific Resources was held on Monday, May 3, 2004.

     At the meeting three members were elected to the Board of Directors to serve for terms expiring in 2007: James R. Donnelly, Walter M. Higgins, and John F. O’Reilly. Also, approved at the meeting was the Executive Long-Term Incentive Plan and the adoption of a shareholder proposal requesting Directors to submit to shareholder vote at the earliest practicable time any decision to maintain, extend, or adopt a any poison pill.

The voting results were as follows:

	For	Withheld
James R. Donnelley	70,747,505	35,870,001
Walter M. Higgins	75,318,159	31,299,347
John F. O’Reilly	70,883,485	35,734,021

	For	Withheld	Abstain
Executive Long-Term Incentive Plan	54,451,463	21,938,302	8,166,114

	For	Withheld	Abstain
Submission of Poison Pill to shareholder approval	56,490,422	20,014,629	8,050,828

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not required

(b)	Pro forma financial information

Not required

(c)	Exhibits

Not required

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: May 4, 2004	By:	/s/ John E. Brown John E. Brown Vice President and Controller

Nevada Power Company (Registrant)

Date: May 4, 2004	By:	/s/ John E. Brown John E. Brown Vice President and Controller

Sierra Pacific Power Company (Registrant)

Date: May 4, 2004	By:	/s/ John E. Brown John E. Brown Vice President and Controller